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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 12, 2003

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                 MARYLAND                                ______                            04-3474810
     (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NO.)         (IRS EMPLOYER IDENTIFICATION NO.)
              INCORPORATION)                            001-31297

           535 BOYLSTON STREET                                                                02116
          BOSTON, MASSACHUSETTS                                                            (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                                       (617) 247-2200
                                              (REGISTRANT'S TELEPHONE NUMBER,
                                                    INCLUDING AREA CODE)
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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

99.1 Heritage Property Investment Trust, Inc. press release dated May 12, 2003 for the quarter ended March 31, 2003.

99.2 Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE (FURNISHED UNDER ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     On May 12, 2003, Heritage Property Investment Trust, Inc. announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. Following the issuance of this press release, Heritage Property Investment Trust, Inc. intends to make available certain supplemental operating and financial data regarding its operations that is too voluminous for a press release. Heritage Property Investment Trust, Inc. is attaching this supplemental operating and financial data as Exhibit 99.2 to this Current Report on Form 8-K. The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         HERITAGE PROPERTY
                                         INVESTMENT TRUST, INC.


                                         /s/ Thomas C. Prendergast
                                         ---------------------------------------
                                         Thomas C. Prendergast
                                         Chairman, President and Chief Executive
                                         Officer


                                         /s/ David G. Gaw
                                         ---------------------------------------
                                         David G. Gaw
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

Dated:  May 12, 2003

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